                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

      / /   Preliminary Proxy Statement

      / /   Confidential,  for Use of the Commission  Only (as permitted by Rule
            14a-6(e)(2))

      / /   Definitive Proxy Statement

      /X/   Definitive Additional Materials

      / /   Soliciting Material Under Rule 14a-12

                             RURAL/METRO CORPORATION
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                (Name of Registrant as Specified in Its Charter)

                        ACCIPITER LIFE SCIENCES FUND, LP
                       ACCIPITER LIFE SCIENCES FUND II, LP
                  ACCIPITER LIFE SCIENCES FUND (OFFSHORE), LTD.
                ACCIPITER LIFE SCIENCES FUND II (OFFSHORE), LTD.
                    ACCIPITER LIFE SCIENCES FUND II (QP), LP
                              CANDENS CAPITAL, LLC
                        ACCIPITER CAPITAL MANAGEMENT, LLC
                                  GABE HOFFMAN
                                 NICOLE VIGLUCCI
                                MOHSIN Y. MEGHJI
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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      / /   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
            0-11.

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Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number,
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      (3)   Filing Party:

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      (4)   Date Filed:

      Accipiter  Life Sciences  Fund,  LP ("ALS Fund"),  together with the other participants  named herein,  is filing materials  contained in this Schedule 14A with the  Securities  and Exchange  Commission  ("SEC") in  connection  with the solicitation of proxies for the election of a slate of director  nominees at the
2007 annual  meeting of  stockholders  (the  "Annual  Meeting")  of  Rural/Metro
Corporation,  a Delaware corporation (the "Company"). ALS Fund has not yet filed a proxy statement with the SEC with regard to the Annual Meeting

Item 1: On September  11, 2007,  Accipiter  Capital  Management,  LLC issued the following press release:

NEWS RELEASE

FOR IMMEDIATE RELEASE

  ACCIPITER CAPITAL MANAGEMENT EXPRESSES CONCERN OVER RURAL/METRO'S FAILURE TO
          RELEASE FOURTH QUARTER AND FISCAL YEAR END FINANCIAL RESULTS

      NEW YORK,  NEW YORK,  SEPTEMBER  11, 2007 - Accipiter  Capital  Management
expressed its concern today over Rural/Metro  Corporation's  (Nasdaq: RURL) lack of communication  with  stockholders  regarding the Company's fourth quarter and fiscal year end financial results.

      Gabe Hoffman,  Managing  Member of Accipiter  Capital  Management,  stated
"Accipter,  a long-term,  major stockholder owning nearly 15% of the outstanding shares of Rural,  is concerned  with the Company's  lack of  communication  with stockholders  regarding  its  release  of fourth  quarter  and  fiscal  year end financial  numbers.  At the end of July, Rural issued a press release trumpeting the success of its short-term internal  initiatives and indicating its intent to hold a  management-hosted  conference call to discuss Rural's fourth quarter and fiscal  year end  results.  However,  it is now less  than two days from the SEC filing deadline,  and stockholders have been treated to nothing but silence, not even call-in  details for  management's  conference  call.  We demand that Rural promptly  inform  stockholders  of its plans to report fourth quarter and fiscal year end results,  as well as inform stockholders of any potential plans to file for an extension on its 10-K filing"

                                    # # #

Contacts
Dan Burch / Dan Sullivan
MacKenzie Partners, Inc.
212-929-5940 / 1-800-322-2885

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                   CERTAIN INFORMATION CONCERNING PARTICIPANTS

      Accipiter Life Sciences Fund, LP ("ALS Fund"), together with the other
Participants (as defined below), intend to make a preliminary filing with the
Securities and Exchange Commission ("SEC") of a proxy statement and accompanying proxy card to be used to solicit votes for the election of a slate of director nominees at the 2007 annual meeting of stockholders of Rural/Metro Corporation, a Delaware corporation (the "Company").

ALS FUND ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT
WHEN IT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY
STATEMENT WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT
HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL
PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR
COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, MACKENZIE
PARTNERS, INC. BY TELEPHONE AT 800-322-2885 OR EMAIL AT
PROXY@MACKENZIEPARTNERS.COM.

      The participants in the proxy solicitation are anticipated to be Accipiter
Life Sciences Fund (Offshore), Ltd., ("ALS Fund Offshore"), Accipiter Life
Sciences Fund II, LP, ("ALS Fund II"), Accipiter Life Sciences Fund II
(Offshore), Ltd., ("ALS Fund II Offshore"), Accipiter Life Sciences Fund II
(QP), LP, ("ALS Fund II QP") (together with ALS Fund, ALS Fund Offshore, ALS
Fund II, ALS Fund II Offshore, ALS Fund II QP, the "Accipiter Entities"),
Accipiter Capital Management, LLC, ("Accipiter Management"), Candens Capital,
LLC, ("Candens Capital"), Gabe Hoffman, Nicole Viglucci and Mohsin Y. Meghji. As
of the date of this filing, ALS Fund, ALS Fund II and ALS Fund II QP beneficially owned 745,595, 534,951 and 611,901 shares of Common Stock of the
Company, respectively. As the general partner of each of ALS Fund, ALS Fund II and ALS Fund II QP, Candens Capital may be deemed to beneficially own the
1,892,447 shares of Common Stock of the Company collectively owned by ALS Fund,
ALS Fund II and ALS Fund II QP.

As of the date of this filing, ALS Fund Offshore and ALS Fund II Offshore beneficially owned 749,867 and 1,059,333 shares of Common Stock of the Company, respectively. As the investment manager of each of ALS Fund Offshore and ALS
Fund II Offshore, Accipiter Management may be deemed to beneficially own the
1,809,200 shares of Common Stock of the Company collectively owned by ALS Fund
Offshore and ALS Fund II Offshore.

As of the date of this filing Mr. Hoffman may be deemed to beneficially own
3,701,647 shares of Common Stock collectively owned by the Accipiter Entities.
Mr. Hoffman has sole voting and dispositive power with respect to the 3,701,647
Shares owned by the Accipiter Entities. Each of Candens Capital, Accipiter
Management and Gabe Hoffman disclaims beneficial ownership of the shares of
Common Stock of the Company owned by the Accipiter Entities except to the extent of its or his pecuniary interest therein. Currently, neither Nicole Viglucci nor
Mohsin Y. Meghji beneficially owns any shares of Common Stock of the Company.

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